                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2001


                              MEEMIC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


             Michigan                                  001-14673                             38-3436541
 (State or other jurisdiction of                 (Commission File No.)                     (IRS Employer
          incorporation)                                                                Identification No.)

        691 North Squirrel Road, Suite 100, Auburn Hills, Michigan 48321
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (888) 463-3642


          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.



Exhibit Reference Number                          Exhibit Description
------------------------                          -------------------

             99.1                MEEMIC Holdings, Inc.'s press release dated July 2, 2001.*

-------------------
*Filed herewith.

ITEM 9.  REGULATION FD DISCLOSURE.

On July 2, 2001 MEEMIC Holdings, Inc. issued a press release announcing that its Chief Executive Officer and Chief Operating Officer had left the company to pursue other interests. Such press release is being furnished with this Current Report on Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEEMIC HOLDINGS, INC.



Date:  July 2, 2001           By:  /s/ Christine C. Schmitt
                                   ---------------------------------------------
                                       Christine C. Schmitt
                              Its:     Treasurer and Chief Financial Officer (as
                                       Chief Financial Officer and on behalf of
                                       the registrant)

                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION


99.1                          MEEMIC Holdings, Inc.'s
                              press release dated July 2, 2001.